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                                                                    EXHIBIT 24.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Univision Communications Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 21, 2000 included in Univision Communications Inc.'s Form 10-K for the year ended December 31, 1999.


ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 9, 2001